For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: Ameriprise Financial Inc. (CUSIP: 03076CAE6)
2.	Date of Purchase: March 8, 2010
3.      Date offering commenced: March 8, 2010
4.	Underwriters from whom purchased:  Morgan Stanley
5.      Affiliated Underwriter managing or participating in
	syndicate:  Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares purchased:  $225,000 by
	the Fund
7.	Aggregate principal amount or total number of shares of
	offering: $750,000,000
8.	Purchase price (net of fees and expenses):  $99.761
9.	Initial public offering price:  $99.761
10.	Commission, spread or profit:  0.650%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are part of an issue registered under the          X
     Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

b.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.              X

e.   The commission, spread or profit was reasonable and fair in       X
     relation to that being received by others for underwriting similar securities during the same period.

f.   The issuer of the securities and any predecessor has been in      X
     continuous operations for not less than three years.

g.   The amount of such securities purchased by the Fund and all       X
     investment companies advised by UBS Global AM or the Funds
     Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.   No Affiliated Underwriter was a direct or indirect participant    X
     in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Steve Goldman			Date:  April 15, 2010
Print Name: Steve Goldman


For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: Developers Diversified Realty Corp (CUSIP: 251591AU7)
2.	Date of Purchase: March 16, 2010
3.      Date offering commenced: March 16, 2010
4.	Underwriters from whom purchased:  Morgan Stanley
5.	Affiliated Underwriter managing or participating in syndicate:
        Goldman Sachs & Co. and UBS Securities
6.	Aggregate principal amount or number of shares purchased:  $200,000 by
	the Fund
7.	Aggregate principal amount or total number of shares of
	offering:  $300,000,000
8.	Purchase price (net of fees and expenses):  $99.995
9.	Initial public offering price:  $99.995
10.	Commission, spread or profit:  0.950%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are part of an issue registered under the          X
     Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

b.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.              X

e.   The commission, spread or profit was reasonable and fair in       X
     relation to that being received by others for underwriting similar securities during the same period.

f.   The issuer of the securities and any predecessor has been in      X
     continuous operations for not less than three years.

g.   The amount of such securities purchased by the Fund and all       X
     investment companies advised by UBS Global AM or the Funds
     Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.   No Affiliated Underwriter was a direct or indirect participant    X
     in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Steve Goldman			Date:  April 15, 2010
Print Name: Steve Goldman



For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: Northwestern Mutual Life (CUSIP: 668131AA3)
2.	Date of Purchase: March 23, 2010
3.      Date offering commenced: March 23, 2010
4.	Underwriters from whom purchased:  JP Morgan
5.	Affiliated Underwriter managing or participating in
        syndicate:  Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares
        purchased:  $725,000 by the Fund
7.	Aggregate principal amount or total number of shares of
        offering: $1,750,000,000
8.	Purchase price (net of fees and expenses):  $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  0.875%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are sold in an offering exempt from                X
     registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.

b.   The securities are sold to persons reasonably believed to be      X
     qualified institutional buyers (QIBs).

c.   The securities are reasonably believed to be eligible for         X
     resale to other QIBs.

d.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

e.   The securities were purchased at a priced not more than the       X
     price paid by each other purchaser in the offering or any concurrent offering.

f.   The underwriting was a firm commitment underwriting.              X

g.   The commission, spread, or profit was reasonable and fair in      X
     relation to that being received by others for underwriting similar securities during the same period.

h.   The issuer of the securities and any predecessor has been in      X
     continuous operation for not less than three years.

i.   The amount of such securities purchased by the Fund and all       X
     other accounts over which the Adviser (Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

j.   No Affiliated Underwriter benefited directly or indirectly from   X
     the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Steve Goldman			Date:  April 15, 2010
Print Name: Steve Goldman



For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Comcast Corp. (CUSIP: 20030NBA8)
2.	Date of Purchase: February 24, 2010
3.      Date offering commenced: February 24, 2010
4.	Underwriters from whom purchased:  RBS Securities Inc.
5.	Affiliated Underwriter managing or participating in
        syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
        purchased:  $625,000
7.	Aggregate principal amount or total number of shares of
        offering: $1,400,000,000
8.	Purchase price (net of fees and expenses):  $99.899
9.	Initial public offering price:  $99.899
10.	Commission, spread or profit:  0.450%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are part of an issue registered under the          X
     Securities Act of 1933 that is being offered to the public.

b.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.              X

e.   The commission, spread or profit was reasonable and fair in       X
     relation to that being received by others for underwriting similar securities during the same period.

f.   The issuer of the securities and any predecessor has been in      X
     continuous operations for not less than three years.

g.   The amount of such securities purchased by the Fund and all       X
     investment companies advised by UBS Global AM or the Funds
     Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.   No Affiliated Underwriter was a direct or indirect participant    X
     in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  March 10, 2010
Print Name: Artemis Brannigan, Portfolio Compliance



For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Novartis Capital Corporation (CUSIP: 66989HAB4)
2.	Date of Purchase: March 9, 2010
3.      Date offering commenced: March 9, 2010
4.	Underwriters from whom purchased:  JP Morgan Securities Inc.
5.	Affiliated Underwriter managing or participating in
        syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
        purchased:  $3,550,000
7.	Aggregate principal amount or total number of shares of
        offering: $2,000,000,000
8.	Purchase price (net of fees and expenses):  $99.867
9.	Initial public offering price:  $99.867
10.	Commission, spread or profit:  0.200%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are part of an issue registered under the          X
     Securities Act of 1933 that is being offered to the public.

b.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.              X


e.   The commission, spread or profit was reasonable and fair in       X
     relation to that being received by others for underwriting similar securities during the same period.

f.   The issuer of the securities and any predecessor has been in      X
     continuous operations for not less than three years.

g.  The amount of such securities purchased by the Fund and all        X
    investment companies advised by UBS Global AM or the Funds
    Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.  No Affiliated Underwriter was a direct or indirect participant     X
    in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  April 6, 2010
Print Name: Artemis Brannigan, Portfolio Compliance



For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE International Equity Investments
Name of Adviser or Sub-Adviser JP Morgan Investment Management, Inc.
1.	Issuer: Sumitomo Mitsui (Placing) 144A
2.	Date of Purchase: January 20, 2010
3.      Date offering commenced: January 20, 2010
4.	Underwriters from whom purchased:  Goldman Sachs International London
5.	Affiliated Underwriter managing or participating in
        syndicate:  JP Morgan Securities Inc.
6.	Aggregate principal amount or number of shares purchased:  $231,546
7.	Aggregate principal amount or total number of shares of
        offering: $360,000,000
8.	Purchase price (net of fees and expenses):  $30.801 USD
9.	Initial public offering price:  $30.801 USD
10.	Commission, spread or profit:  4%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are sold in an offering exempt from                X
     registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.

b.   The securities are sold to persons reasonably believed to be      X
     qualified institutional buyers (QIBs).

c. The securities are reasonably believed to be eligible for resale X to other QIBs.

d.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

e.    The securities were purchased at a priced not more than the      X
      price paid by each other purchaser in the offering or any concurrent offering.

f.    The underwriting was a firm commitment underwriting.             X

g.    The commission, spread, or profit was reasonable and fair in     X
      relation to that being received by others for underwriting similar securities during the same period.

h.    The issuer of the securities and any predecessor has been in     X
      continuous operation for not less than three years.

i.    The amount of such securities purchased by the Fund and all      X
      other accounts over which the Adviser (Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

j. No Affiliated Underwriter benefited directly or indirectly from X the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Donna Nascimento			Date:  April 13, 2010
Print Name: Donna Nascimento, Vice President



For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Small/Medium Co Value Equity Investments
Name of Adviser or Sub-Adviser Metropolitan West Capital Management, LLC
1.	Issuer: Associated Banc-Corp (ASBC)
2.	Date of Purchase: January 11, 2010
3.      Date offering commenced: January 11, 2010
4.	Underwriters from whom purchased:  Credit Suisse Securities USA, LLC
5.	Affiliated Underwriter managing or participating in
        syndicate: UBS Investment Bank/US
6.	Aggregate principal amount or number of shares
        purchased:  57,240 shares
7.	Aggregate principal amount or total number of shares of
        offering: 39,000,000 shares
8.	Purchase price (net of fees and expenses):  $11.15
9.	Initial public offering price:  $11.15
10.	Commission, spread or profit:  $0.284
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are part of an issue registered under the          X
     Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

b.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.              X

e.   The commission, spread or profit was reasonable and fair in       X
     relation to that being received by others for underwriting similar securities during the same period.

f.   The issuer of the securities and any predecessor has been in      X
     continuous operations for not less than three years.

g.   The amount of such securities purchased by the Fund and all       X
     investment companies advised by UBS Global AM or the Funds
     Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.   No Affiliated Underwriter was a direct or indirect participant    X
     in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Nate Statler			Date:  January 12, 2010
Print Name: Nate Statler


For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Small/Medium Co Growth Equity Investments
Name of Adviser or Sub-Adviser Palisade Capital Management, L.L.C.
1.	Issuer: Cardtronics, Inc. (CATM)
2.	Date of Purchase: March 31, 2010
3.      Date offering commenced: March 31, 2010
4.      Underwriters from whom
        purchased:  Suntrust/Robinson-Humphrey; Piper Jaffray
5.	Affiliated Underwriter managing or participating in
        syndicate:  UBS Securities, Inc.
6.	Aggregate principal amount or number of shares purchased:  30,500
7.	Aggregate principal amount or total number of shares of
        offering: 10,000,000
8.	Purchase price (net of fees and expenses):  $12.00
9.	Initial public offering price:  $12.00
10.	Commission, spread or profit:  $0.375
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are part of an issue registered under the          X
     Securities Act of 1933 that is being offered to the public.

b.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.              X

e.   The commission, spread or profit was reasonable and fair in       X
     relation to that being received by others for underwriting similar securities during the same period.

f.   The issuer of the securities and any predecessor has been in      X
     continuous operations for not less than three years.

g.   The amount of such securities purchased by the Fund and all       X
     investment companies advised by UBS Global AM or the Funds
     Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.   No Affiliated Underwriter was a direct or indirect participant    X
     in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Judith C. Keilp			Date:  April 1, 2010
Print Name: Judith C. Keilp


For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE International Equity Investments
Name of Adviser or Sub-Adviser JP Morgan Investment Management, Inc.
1.	Issuer: Bank of Ireland
2.	Date of Purchase: April 26, 2010
3.      Date offering commenced: April 26, 2010
4.	Underwriters from whom purchased:  Citi Global Markets London
5.	Affiliated Underwriter managing or participating in syndicate:  UBS
6.	Aggregate principal amount or number of shares purchased:  29,831
7.	Aggregate principal amount or total number of shares of
        offering: 326,000,000
8.	Purchase price (net of fees and expenses):  $2.0476 USD/1.53 (EUR)
9.	Initial public offering price:
10.	Commission, spread or profit:  2.75%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The offering is subject to regulation by a foreign financial      X
     regulatory authority.

b.   The securities are offered at a fixed price to all purchasers     X
     in the offering (except for any rights that are required by law to be granted to existing security holders).

c.   Financial statements of the issuer, prepared and audited in       X
     accordance with the standards of the appropriate foreign financial regulatory authority, for the two years prior to the offering, are made available to prospective purchasers.

d.   The issuer is a foreign government, a foreign national or an      X
     entity organized under the laws of a foreign country.

e.   If the answer to (c) is no, the issuer is a reporting company     X
     in the U.S. and has made all required filings during the past
     12 months.

f.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.)

g.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering or any concurrent offering (except for any rights to purchased required by law to be granted to existing security holders).

h.   The underwriting was a firm commitment underwriting.              X

i.   The commission, spread, or profit was reasonable and fair in      X
     relation to that being received by others for underwriting similar securities during the same period.

j.   The issuer of the securities and any predecessor has been in      X
     continuous operation for not less than three years.

k.   The amount of such securities purchased by the Fund and all       X
     other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

l.   No Affiliated Underwriter benefitted directly or indirectly       X
     from the purchase.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Donna Nascimento			Date:  July 19, 2010
Print Name: Donna Nascimento, Vice President


For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: NBC Universal, Inc. (CUSIP: 62875UAA3)
2.	Date of Purchase: April 27, 2010
3.      Date offering commenced: April 27, 2010
4.	Underwriters from whom purchased:  JP Morgan Securities Inc.
5.	Affiliated Underwriter managing or participating in
        syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:  $865,000
7.	Aggregate principal amount or total number of shares of
        offering: $2,000,000,000
8.	Purchase price (net of fees and expenses):  $99.845
9.	Initial public offering price:  $99.845
10.	Commission, spread or profit:  0.500%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are part of an issue registered under the          X
     Securities Act of 1933 that is being offered to the public.

b.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.              X

e.   The commission, spread or profit was reasonable and fair in       X
     relation to that being received by others for underwriting similar securities during the same period.

f.   The issuer of the securities and any predecessor has been in      X
     continuous operations for not less than three years.

g.   The amount of such securities purchased by the Fund and all       X
     investment companies advised by UBS Global AM or the Funds
     Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.   No Affiliated Underwriter was a direct or indirect participant    X
     in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  May 6, 2010
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Fannie Mae (CUSIP 31398AU34)
2.	Date of Purchase: June 10, 2010
3.      Date offering commenced: June 10, 2010
4.	Underwriters from whom purchased:  JP Morgan Securities Inc.
5.	Affiliated Underwriter managing or participating in
        syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:  $8,045,000
7.	Aggregate principal amount or total number of shares of
        offering: $3,000,000,000
8.	Purchase price (net of fees and expenses):  $99.704
9.	Initial public offering price:  $99.704
10.	Commission, spread or profit:  0.100%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are part of an issue registered under the          X
     Securities Act of 1933 that is being offered to the public.

b.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.              X

e.   The commission, spread or profit was reasonable and fair in       X
     relation to that being received by others for underwriting similar securities during the same period.

f.   The issuer of the securities and any predecessor has been in      X
     continuous operations for not less than three years.

g.   The amount of such securities purchased by the Fund and all       X
     investment companies advised by UBS Global AM or the Funds
     Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.   No Affiliated Underwriter was a direct or indirect participant    X
     in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  July 2, 2010
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Citigroup Inc. (CUSIP: 172967FE6)
2.	Date of Purchase: June 9, 2010
3.      Date offering commenced: June 9, 2010
4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.
5.	Affiliated Underwriter managing or participating in
        syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares purchased:  $1,670,000
7.	Aggregate principal amount or total number of shares of
        offering: $1,875,000,000
8.	Purchase price (net of fees and expenses):  $101.7895
9.	Initial public offering price:  $101.7895
10.	Commission, spread or profit:  0.300%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are part of an issue registered under the          X
     Securities Act of 1933 that is being offered to the public.

b.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.              X


e.   The commission, spread or profit was reasonable and fair in       X
     relation to that being received by others for underwriting similar securities during the same period.


f.   The issuer of the securities and any predecessor has been in      X
     continuous operations for not less than three years.

g.   The amount of such securities purchased by the Fund and all       X
     investment companies advised by UBS Global AM or the Funds
     Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.   No Affiliated Underwriter was a direct or indirect participant    X
     in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  July 2, 2010
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: Covidien International Finance SA (CUSIP: 22303QAL4)
2.	Date of Purchase: June 21, 2010
3.      Date offering commenced: June 21, 2010
4.	Underwriters from whom purchased:  Morgan Stanley
5.	Affiliated Underwriter managing or participating in
        syndicate: Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares
        purchased:  $150,000 by the Fund
7.	Aggregate principal amount or total number of shares of
        offering: $600,000,000
8.	Purchase price (net of fees and expenses):  $99.88
9.	Initial public offering price:  $99.88
10.	Commission, spread or profit:  0.550%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are part of an issue registered under the          X
     Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

b.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.              X

e.   The commission, spread or profit was reasonable and fair in       X
     relation to that being received by others for underwriting similar securities during the same period.

f.   The issuer of the securities and any predecessor has been in      X
     continuous operations for not less than three years.

g.   The amount of such securities purchased by the Fund and all       X
     investment companies advised by UBS Global AM or the Funds
     Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.   No Affiliated Underwriter was a direct or indirect participant    X
     in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Steve Goldman			Date:  July 14, 2010
Print Name: Steve Goldman


For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: Cigna Corp. (CUSIP: 125509BM0)
2.	Date of Purchase: May 12, 2010
3.      Date offering commenced: May 12, 2010
4.	Underwriters from whom purchased:  Deutsche Bank
5.	Affiliated Underwriter managing or participating in
        syndicate: Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares
        purchased:  $625,000 by the Fund
7.	Aggregate principal amount or total number of shares of
        offering: $300,000,000
8.	Purchase price (net of fees and expenses):  $99.474
9.	Initial public offering price:  $99.474
10.	Commission, spread or profit:  0.65%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are part of an issue registered under the          X
     Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

b.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.              X

e.   The commission, spread or profit was reasonable and fair in       X
     relation to that being received by others for underwriting similar securities during the same period.

f.   The issuer of the securities and any predecessor has been in      X
     continuous operations for not less than three years.

g.   The amount of such securities purchased by the Fund and all       X
     investment companies advised by UBS Global AM or the Funds
     Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.   No Affiliated Underwriter was a direct or indirect participant    X
     in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Steve Goldman			Date:  July 14, 2010
Print Name: Steve Goldman


For period ending July 31, 2010                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: BBVA Bancomer SA Texas (CUSIP: 05533AAA0)
2.	Date of Purchase: April 15, 2010
3.      Date offering commenced: April 15, 2010
4.	Underwriters from whom purchased:  Deutsche Bank
5.	Affiliated Underwriter managing or participating in
        syndicate: Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares
        purchased:  $325,000 by the Fund
7.	Aggregate principal amount or total number of shares of
        offering: $1,000,000,000
8.	Purchase price (net of fees and expenses):  $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  0.20%
11.  Have the following conditions been satisfied?                    YES    NO
a.   The securities are part of an issue registered under the          X
     Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

b.   The securities were purchased prior to the end of the first day   X
     on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.   The securities were purchased at a price not more than the        X
     price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment underwriting.              X

e.   The commission, spread or profit was reasonable and fair in       X
     relation to that being received by others for underwriting similar securities during the same period.

f.   The issuer of the securities and any predecessor has been in      X
     continuous operations for not less than three years.

g.   The amount of such securities purchased by the Fund and all       X
     investment companies advised by UBS Global AM or the Funds
     Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.   No Affiliated Underwriter was a direct or indirect participant    X
     in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Steve Goldman			Date:  May 28, 2010
Print Name: Steve Goldman